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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): JULY 17, 2000 (JULY 17, 2000)

                          AMERICAN PAD & PAPER COMPANY
             (Exact name of registrant as specified in its charter)


                         Commission file number 1-11803

           Delaware                                              04-3164298
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)

17304 Preston Road, Suite 700, Dallas, TX                        75252-5613
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (972) 733-6200

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Item 5.  Other.

         On July 17, 2000, American Pad & Paper Company (OTCBB:AMPPQ) (AP&P) announced a letter of intent to sell its Williamhouse division to Saratoga Partners IV, L.P.

The letter of intent is incorporated herein as Exhibit 2.01.

Exhibit

2.01 Letter of intent for the sale of the Company's Williamhouse division among Saratoga Partners IV, L.P., as Buyer, and American Pad & Paper Company, c/o Lazard Freres & Co., LLC, as Sellers.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 American Pad & Paper Company

JULY 17, 2000                    /s/ David N. Pilotte
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Date                             David N. Pilotte
                                 Vice President and Corporate Controller
                                 Principal Accounting Officer